CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Circle Energy, Inc. (the “Company”) on Form 10-Q for the three-month period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026

/s/ William R. Broaddrick
William R. Broaddrick
(Principal Financial and Accounting Officer)